UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06591
Morgan Stanley Quality Municipal Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: October 31, 2008
Date of reporting period: October 31, 2008

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Quality Municipal Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the year ended October 31, 2008

Market Conditions

The financial markets were highly volatile throughout the reporting period as disrupted credit markets, recession fears, the declining housing market, and ongoing losses in the financial sector led to increasing investor anxiety. The third quarter of 2008, in particular, will go down as a defining moment in financial history, a period in which the industry’s landscape changed in ways most would have never imagined.

As the quarter began, Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), the two bedrock government-sponsored entities that own or guarantee about half of the nation’s outstanding mortgage debt, were facing financial disintegration as the value of the agencies’ assets had severely eroded. At the same time, economic data was signaling slowing growth while rising food and energy prices were fueling inflation, heightening investor anxiety. In early September, deteriorating market conditions caused the U.S. Treasury to rescue both Fannie Mae and Freddie Mac. Shortly thereafter, these same conditions led Lehman Brothers to file for bankruptcy protection. Investor confidence plummeted, initiating a downward spiral in the market that accelerated at an alarming pace. In the weeks that followed, several other large financial institutions were forced into mergers, rescued by the government, or failed altogether.

Credit markets became nearly frozen as liquidity dried up. Overnight and short-term credit markets convulsed as banks stopped lending to both companies and each other, causing short-term borrowing costs to soar. As fear gripped the market, credit spreads dramatically widened as investors demanded substantial compensation for assuming any degree of risk. In response, government officials took various steps including a $700 billion plan to fortify the precarious financial system.

Overall, the consolidation in the banking and brokerage industry has altered the flow of capital and resulted in a general lack of liquidity in the municipal market. The biggest issue facing the municipal market as of the end of the period is a general lack of trading as new issue offerings have been pulled and/or downsized. And, while liquidity improved in October, demand remains well below historic levels. As a result, yields on even the highest quality, most liquid municipal securities are at historic highs, with yields on 30-year high-grade municipal issues at levels well above that of comparable Treasuries.

Rising unemployment has resulted in declining tax receipts, which directly impacts the bottom line of state budgets. In fact, state budget gaps have widened substantially, with 39 states projected to face fiscal distress in 2009 and 2010.

Performance Analysis

For the 12-month period ended October 31, 2008, the net asset value (NAV) of Morgan Stanley Quality Municipal Income Trust (IQI) decreased from $14.50 to $11.12 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.68 per share, the Trust’s total NAV return was −18.82 percent. IQI’s value on the New York Stock Exchange (NYSE) moved from $12.90 to $9.21 per share during the same period. Based on this change plus reinvestment of dividends, the Trust’s total market return was −24.42 percent. IQI’s NYSE market price was at a 17.18 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 281,578 shares of common stock at a weighted average market discount of 10.49 percent. Past performance is no guarantee of future results.

The October dividend was decreased to $0.0475 per share. The dividend reflects the current level of the Trust’s net investment income. IQI’s level of undistributed net investment income was $0.058 per share on October 31, 2008 versus $0.013 per share 12 months earlier.1

Over the course of the reporting period, we maintained an overweight to the hospital/life care and tobacco sectors, which detracted from relative performance as spreads in these sectors widened, pushing prices lower. Conversely, an overweight to the public utility sector benefited performance as the flight to quality that took place during the period helped to boost the performance of this infrastructure sector.

In the first half of the period, the Trust maintained a lower interest-rate sensitivity (as measured by duration*), which benefited relative performance as yield rose. During the second half of the period, we increased the duration to a neutral stance in order to better position the Trust to benefit from a potential retracement in yields in the future.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding, including their purchase in the open market or in privately negotiated transactions.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

* A measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.

TOP FIVE SECTORS as of 10/31/08
Water & Sewer	15.4%
Transportation	11.4
General Obligation	11.1
Other Revenue	9.8
Hospital	9.5

LONG-TERM CREDIT ANALYSIS
as of 10/31/08
Aaa/AAA	25.3%
Aa/AA	49.8
A/A	10.1
Baa/BBB	11.5
Ba/BB or Less	1.6
N/R	1.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 10/31/08
California	31.6%
New York	24.3
Texas	23.7
New Jersey	13.1
Florida	8.2
Hawaii	7.1
Washington	7.1
Indiana	6.0
Arizona	5.8
Ohio	5.7
South Carolina	5.7
Michigan	5.1
Nevada	4.8
Georgia	4.5
Illinois	4.4
Maryland	3.4
Colorado	3.2
Tennessee	2.9
District of Columbia	2.0
Kentucky	1.9%
North Carolina	1.7
Connecticut	1.5
Virginia	1.4
Alabama	1.4
Idaho	1.4
Misssouri	1.2
New Mexico	1.2
Montana	1.1
Pennsylvania	0.8
Kansas	0.8
Alaska	0.8
North Dakota	0.7
Minnesota	0.7
Vermont	0.6
Oklahoma	0.4
Delaware	0.2

Total Long-Term Investments†	186.4
Short-Term Investment	1.6
Liability for Floating Rate Note and Dealer Trusts Obligations	(32.5)
Other Assets in Excess of Liabilities	3.6
Preferred Shares of Beneficial Interest	(59.1)

Net Assets Applicable to Common Shareholders	100.0%

† Does not include open long and short futures contracts with an underlying face value amount of $456,667,094 with unrealized depreciation of $9,499.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments. Long-term credit analysis are as a percentage of long-term investments. Summary of investments by state classification are as a percentage of net assets applicable to common shareholders. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust’s performance for the one-, three- and five-year periods ended December 31, 2007 as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust’s performance was acceptable.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Trust’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that the economies of scale for the Trust were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the fall-out benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust (“soft dollars”). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Trust’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Trust and the Adviser

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Tax-Exempt Municipal Bonds (186.4%)
	Alabama (1.4%)
$3,700	University of Alabama, Ser 2004-A (MBIA Insd)	5.25%	07/01/22		$3,696,152

	Alaska (0.8%)
4,000	Northern Tobacco Securitization Corporation, Asset Backed Ser 2006 A	5.00	06/01/46		2,128,000

	Arizona (5.8%)
2,000	Arizona Transportation Board, Highway Refg Ser 2002 A	5.25	07/01/19		2,077,820
3,000	Phoenix Civic Improvement Corporation, Airport Ser 2002 B (AMT) (FGIC Insd)	5.25	07/01/32		2,348,010
3,800	Phoenix Civic Improvement Corporation, Jr Lien Water Ser 2002 (FGIC Insd)	5.00	07/01/26		3,628,050
6,000	Salt River Project Agricultural Improvement & Power District, 2002 Ser B (a)	5.00	01/01/31		5,816,207
2,000	Surprise Municipal Property Corporation, Ser 2007	4.90	04/01/32		1,411,540

					15,281,627

	California (31.6%)
10,000	California Economic Recovery, Ser 2004 A (a)	5.00	07/01/16		10,342,200
2,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center Ser 2005	5.00	11/15/34		1,591,980
2,000	California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 A	5.25	04/01/39		1,647,560
3,000	California Infrastructure & Economic Development Bank, The Scripps Research Institute Ser 2005 A	5.00	07/01/29		2,812,410
5,000	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges First Lien Ser 2003 A (a)	5.00	01/01/28	(b)	5,064,430
6,000	California Pollution Control Financing Authority, Keller Canyon Landfill Co/Browning-Ferris Industries Inc Ser 1992 (AMT)	6.875	11/01/27		4,581,540
4,000	California Statewide Communities Development, Baptist University Ser 2007 A	5.40	11/01/27		2,747,080
5,000	California Statewide Communities Development, John Muir Health Ser 2006 A	5.00	08/15/32		4,025,650
5,000	California, Various Purpose Dtd 05/01/03	5.25	02/01/19		5,038,650
16,000	California, Various Purpose Dtd 11/01/06 (a)	4.50	10/01/36		12,254,400
6,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2005 A (AMBAC Insd)	5.00	06/01/29		4,773,120
4,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2007 A	5.75	06/01/47		2,633,120
8,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2007 A-1	5.125	06/01/47		4,724,000
4,000	Los Angeles, Ser 2004 A (MBIA Insd)	5.00	09/01/24		3,943,800

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
$4,000	Port of Oakland, Ser 2002 L (AMT) (FGIC Insd)	5.00%	11/01/32		$3,008,960
1,000	San Diego County, Burnham Institute for Medical Research Ser 2006 (COPs)	5.00	09/01/34		711,500
3,720	San Diego County Water Authority, Ser 2002 A (COPs) (MBIA Insd)	5.00	05/01/27		3,551,447
960	San Francisco City & County, Laguna Honda Hospital Refg Ser 2008-R3 (AGC Insd) (a)	5.00	06/15/28		921,005
16,000	Silicon Valley Tobacco Securitization Authority Tobacco Settlement, Santa Clara Tobacco Securitization Corp Ser 2007 (g)	0.00	06/01/36		1,107,360
5,000	Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corporation Ser 2006 A-1	5.00	06/01/37		3,007,500
2,760	University of California, Ser 2007-J (FSA Insd) (a)	4.50	05/15/31		2,305,663
2,240	University of California, Ser 2007-J (FSA Insd) (a)	4.50	05/15/35		1,829,563

					82,622,938

	Colorado (3.2%)
1,750	Boulder County, University Corp for Atmospheric Research Ser 2002 (MBIA Insd)	5.375	09/01/18		1,784,108
1,750	Boulder County, University Corp for Atmospheric Research Ser 2002 (MBIA Insd)	5.375	09/01/21		1,756,772
2,000	Colorado Educational & Cultural Facilities Authority, Peak to Peak Charter School Refg & Impr Ser 2004 (XLCA Insd)	5.25	08/15/34		1,789,820
2,000	Colorado Health Facilities Authority, Adventist/Sunbelt Ser 2006 D	5.25	11/15/35		1,627,220
1,590	Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00	12/01/30		1,236,511
265	Public Authority for Colorado Energy, Natural Gas Ser 2008	6.25	11/15/28		207,437

					8,401,868

	Connecticut (1.5%)
5,000	Connecticut Housing Finance Authority, SubSer A-2 (AMT)	5.15	05/15/38		3,786,650

	Delaware (0.2%)
1,000	New Castle County, Newark Charter School Inc Ser 2006	5.00	09/01/36		649,000

	District of Columbia (2.0%)
6,000	District of Columbia Ballpark, Ser 2006 B-1 (FGIC Insd)	5.00	02/01/31		5,091,780

	Florida (8.2%)
2,000	Broward County School Board, Ser 2001 A (COPs) (FSA Insd)	5.00	07/01/26		1,847,320
3,500	Broward County Water & Sewer Utility, Ser 2003 (MBIA Insd)	5.00	10/01/24		3,366,055
75	Highlands County Health Facilities Authority, Adventist Health/Sunbelt Ser 2006 C	5.25	11/15/16	(b)	81,325
2,925	Highlands County Health Facilities Authority, Adventist Health/Sunbelt Ser 2006 C	5.25	11/15/36		2,282,202
3,300	Jacksonville Electric Authority, St Johns Power Park Refg Issue 2 Ser 17	5.00	10/01/18		3,324,783

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,500	Lee County Industrial Development Authority, Shell Point Village/ The Alliance Community for Retirement Living Inc, Ser 2006	5.125%	11/15/36	$965,430
12,000	South Miami Health Facilities Authority, Baptist Health South Florida Ser 2007 (a)	5.00	08/15/42	9,656,363

				21,523,478

	Georgia (4.5%)
3,000	Atlanta, Airport Ser 2004 J (FSA Insd)	5.00	01/01/34	2,669,610
6,000	Georgia State Road & Tollway Authority, Ser 2004	5.00	10/01/22	6,010,080
3,000	Georgia State Road & Tollway Authority, Ser 2004	5.00	10/01/23	2,996,760

				11,676,450

	Hawaii (7.1%)
8,000	Hawaii, 1992 Ser BZ	6.00	10/01/11	8,651,280
10,000	Honolulu City & County, Ser 2003 A (MBIA Insd) (a)	5.25	03/01/26	9,876,100

				18,527,380

	Idaho (1.4%)
90	Idaho Housing Agency, 1992 Ser E (AMT)	6.75	07/01/12	91,079
835	Idaho Housing & Finance Association, 2000 Ser E (AMT)	6.00	01/01/32	835,768
2,600	Idaho Housing & Finance Association, 2008 Ser A	5.25	07/15/23	2,671,448

				3,598,295

	Illinois (4.4%)
4,000	Chicago O’Hare Int’l Airport, Third Lien Ser 2003 B-2 (AMT) (FSA Insd)	5.75	01/01/23	3,614,680
6,000	Illinois, First Ser 2002 (MBIA Insd)	5.375	07/01/20	6,102,240
2,000	Schaumburg, Ser 2004 B (FGIC Insd)	5.25	12/01/34	1,888,800

				11,605,720

	Indiana (6.0%)
10,000	Indiana Bond Bank, Revolving Fund Ser 2001 A	5.00	02/01/23	9,908,800
6,000	Indiana Health & Educational Facility Financing Authority, Clarian Health Ser 2006 A	5.25	02/15/40	4,446,960
1,400	Marion County Convention & Recreational Facilities Authority, Refg Ser 2003 A (AMBAC Insd)	5.00	06/01/21	1,374,310

				15,730,070

	Kansas (0.8%)
3,000	University of Kansas Hospital Authority, KU Health Ser 2002	4.50	09/01/32	2,136,180

	Kentucky (1.9)
5,000	Louisville & Jefferson County Metropolitan Sewer District, Ser 1999 A (FGIC Insd)	5.75	05/15/33	4,999,850

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Maryland (3.4%)
$2,000	Baltimore County, Oak Crest Village Ser 2007 A	5.00%	01/01/37		$1,496,960
3,000	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community 2006 Ser B	5.00	01/01/17		2,355,750
1,500	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Ser 2002	6.00	07/01/12	(b)	1,638,975
2,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Ser 2006 A	5.00	07/01/41		1,515,340
2,000	Northeast Maryland Waste Disposal Authority, Montgomery County Ser 2003 (AMT) (AMBAC Insd)	5.50	04/01/16		1,940,720

					8,947,745

	Michigan (5.1%)
6,000	Michigan Hospital Finance Authority, Henry Ford Health Refg Ser 2006 A	5.25	11/15/46		4,501,500
5,000	Michigan Strategic Fund, Detroit Edison Co Ser 2001 C (AMT)	5.65	09/01/29		4,183,800
3,000	Wayne County, Detroit Metropolitan Wayne County Airport Refg Ser 2002 D (AMT) (FGIC Insd)	5.50	12/01/17		2,815,410
1,855	Wayne State University, Refg Ser 2008 (FSA Insd)	5.00	11/15/25		1,813,355

					13,314,065

	Minnesota (0.7%)
2,000	Western Minnesota Municipal Power Agency, 2003 Ser A (MBIA Insd)	5.00	01/01/30		1,766,240

	Missouri (1.2%)
2,250	Gravois Bluffs Transportation Development District, Sales Tax Ser 2007	4.75	05/01/32		1,840,725
1,500	Missouri Health & Educational Facilities Authority, Lutheran Senior Services Ser 2005 A	5.375	02/01/35		1,143,270
165	Missouri Housing Development Commission, Homeownership Ser 2000 B-1 (AMT)	6.25	03/01/31		164,922

					3,148,917

	Montana (1.1%)
2,825	Montana Board of Housing, 2000 Ser B (AMT)	6.00	12/01/29		2,827,514

	Nevada (4.8%)
2,000	Clark County, Airport SubLien Ser 2004 A-1 (AMT) (FGIC Insd)	5.50	07/01/20		1,801,640
1,000	Clark County, Jet Aviation Fuel Tax Ser 2003 C (AMT) (AMBAC Insd)	5.375	07/01/19		909,650
1,100	Clark County, Jet Aviation Fuel Tax Ser 2003 C (AMT) (AMBAC Insd)	5.375	07/01/20		984,830
2,000	Clark County, Jet Aviation Fuel Tax Ser 2003 C (AMT) (AMBAC Insd)	5.375	07/01/22		1,742,280

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$5,345	Las Vegas Valley Water District, Water Impr Refg Ser 2003 A (FGIC Insd)	5.25%	06/01/20	$5,421,113
2,000	Reno, Renown Regional Medical Center Ser 2007 A	5.25	06/01/37	1,551,680

				12,411,193

	New Jersey (13.1%)
2,000	New Jersey Economic Development Authority, Cigarette Tax Ser 2004	5.75	06/15/29	1,560,580
1,565	New Jersey Housing Mortgage Finance Authority, Home Buyer Ser 2000 CC (AMT) (MBIA Insd)	5.875	10/01/31	1,565,250
5,000	New Jersey Transportation Trust Fund Authority, 1999 Ser A	5.75	06/15/20	5,262,250
12,000	New Jersey Turnpike Authority, Ser 2003 A (FGIC Insd) (c)	5.00	01/01/27	10,805,040
10,000	Passaic Valley Sewerage Commissioners, Ser F (FGIC Insd)	5.00	12/01/20	9,415,000
5,000	Tobacco Settlement Financing Corporation, Ser 2007-1 A	4.625	06/01/26	3,588,900
6,000	Tobacco Settlement Financing Corporation, Ser 2007-1 B (g)	0.00	06/01/41	256,740
2,000	University of Medicine & Dentistry, Ser 2004 (COPs) (MBIA Insd)	5.25	06/15/23	1,849,680

				34,303,440

	New Mexico (1.2%)
3,000	Rio Rancho, Water & Wastewater Refg Ser 1999 (AMBAC Insd)	5.25	05/15/19	3,004,350

	New York (24.3%)
1,935	New York City Trust for Cultural Resources, Museum of Modern Art Refg Ser 2008 1-A (a)	5.00	04/01/26	1,855,799
2,815	New York City Trust for Cultural Resources, Museum of Modern Art Refg Ser 2008 1-A (a)	5.00	04/01/27	2,699,781
2,380	New York City, 2009 Subser A-1 (a)	5.25	08/15/27	2,295,666
2,380	New York City, 2009 Subser A-1 (a)	5.25	08/15/28	2,295,667
10,000	Metropolitan Transportation Authority, Transportation Refg Ser 2002 A (FGIC Insd)	5.00	11/15/25	9,131,000
5,000	Nassau County Tobacco Settlement Corporation, Ser 2006 A-3	5.125	06/01/46	3,292,850
3,500	New York City Municipal Water Finance Authority, Ser A-2003	5.375	06/15/19	3,616,375
10,000	New York City Municipal Water Finance Authority, 2004 Ser A	5.00	06/15/35	9,135,600
18,000	New York City Municipal Water Finance Authority, 2002 Ser B (a)	5.00	06/15/26	17,566,680
2,000	Seneca Nation of Indians, Ser 2007 A (d)	5.00	12/01/23	1,499,620
5,000	Tobacco Settlement Financing Corporation, State Contingency Ser 2003 B-1C	5.50	06/01/17	5,048,800
5,000	Triborough Bridge & Tunnel Authority, Refg 2002 E (MBIA Insd) (a)	5.25	11/15/22	4,991,867

				63,429,705

	North Carolina (1.7%)
4,500	Charlotte, Water & Sewer Ser 2001	5.125	06/01/26	4,519,530

	North Dakota (0.7%)
2,750	Ward County, Trinity Ser 2006	5.125	07/01/29	1,881,385

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Ohio (5.7%)
$5,100	American Municipal Power – Ohio, Inc., Prairie State Energy Campus Ser 2008 A (AGC Insd) (a)	5.25%	02/15/33	$4,723,024
5,370	Cuyahoga County, Cleveland Clinic Ser 2003 A	6.00	01/01/32	5,161,859
3,000	Lorain County, Catholic Healthcare Partners Ser 2001 A	5.625	10/01/17	3,028,920
2,000	Ohio State University, General Receipts Ser 2002 A	5.125	12/01/31	1,905,020

				14,818,823

	Oklahoma (0.4%)
1,500	Oklahoma Development Finance Authority, Great Plains Medical Center Ser 2007	5.125	12/01/36	1,044,180

	Pennsylvania (0.8%)
4,000	Allegheny County Redevelopment Authority, West Penn Allegheny Health Ser 2007 A (a)	5.375	11/15/40	2,212,789

	South Carolina (5.7%)
3,000	Charleston Educational Excellence Financing Corporation, Charleston County School District Ser 2005	5.25	12/01/29	2,797,140
70	Lexington County Health Services District, Lexmed Inc, Ser 2007 A	5.00	11/01/16	66,443
5,000	South Carolina Public Service Authority, Refg Ser 2002 D (FSA Insd)	5.00	01/01/20	5,020,150
7,000	South Carolina Public Service Authority, Refg Ser 2003 A (AMBAC Insd) (a)	5.00	01/01/22	6,570,859
345	Richland County, Environmental Improvement, International Paper Company Ser 2007 A	4.60	09/01/12	318,639

				14,773,231

	Tennessee (2.9%)
2,000	Sullivan County Health Educational & Housing Facilities Board, Wellmont Health Ser 2006 C	5.25	09/01/36	1,314,980
8,000	Tennessee Energy Acquisition Corporation, Ser 2006 A	5.25	09/01/19	6,283,680

				7,598,660

	Texas (23.7%)
2,000	Alliance Airport Authority, Federal Express Corp Refg Ser 2006 (AMT)	4.85	04/01/21	1,429,700
10,000	Austin, Water & Wastewater Refg Ser 2001 A & B (FSA Insd) (a)	5.125	05/15/27	9,855,405
5,100	Board of Regents of the University of Houston, Refg Ser 2008 (FSA Insd) (a)	5.00	02/15/33	4,677,142
6,000	Houston, Airport Sub Lien Ser 2000 A (AMT) (FSA Insd)	5.875	07/01/17	5,852,520
5,000	Houston, Airport Sub Lien Ser 2000 A (AMT) (FSA Insd)	5.625	07/01/30	4,253,300
12,800	Houston, Combined Utility First Lien Refg 2004 Ser A (FGIC Insd)	5.25	05/15/23	12,030,720
2,375	Houston Independent School District, Ser 2008 (PSF–Gtd)	5.00	02/15/26	2,353,126

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$1,600	Humble Independent School District, Ser 2008 A	5.00%		02/15/25	$1,559,856
2,350	Northside Independent School District, Bldg & Refg Ser 2001 (PSF–Gtd)	5.00		02/15/26	2,328,356
8,600	North Texas Tollway Authority, Refg First Tier Ser 2008 D (g)	0.00		01/01/28	2,458,998
13,960	San Antonio Water, Refg Ser 2001 (FGIC Insd)	5.00		05/15/26	13,286,151
2,000	Tarrant County Cultural Educational Facilities Finance Corp, Air Force Village II Inc Ser 2007	5.125		05/15/37	1,313,080
530	Texas Municipal Gas Acquisition & Supply Corporation, Sr Lien Ser 2008 D	6.25		12/15/26	421,504

					61,819,858

	Vermont (0.6%)
2,500	Vermont Economic Development Authority, Wake Robin Corp Ser 2006 A	5.375		05/01/36	1,602,275

	Virginia (1.4%)
2,000	Fairfax County Economic Development Authority, Goodwin House Inc Ser 2007	5.125		10/01/42	1,419,220
1,450	Henrico County Economic Development Authority, Residential Care Facility, Westminster Canterbury-Management Corp Ser 2006	5.00		10/01/27	1,083,063
1,750	Henrico County Economic Development Authority, Residential Care Facility, Westminster Canterbury-Management Corp Ser 2006	5.00		10/01/35	1,195,950

					3,698,233

	Washington (7.1%)
7,000	Energy Northwest, Columbia Refg Ser 2001 C (MBIA Insd)	5.75		07/01/18	7,296,310
5,000	Grant County Public Utility District #2, Electric Refg Ser 2001 H (FSA Insd)	5.375		01/01/18	5,115,600
4,010	Port of Seattle, Passenger Facility Ser 1998 A (MBIA Insd)	5.00		12/01/23	3,713,019
2,500	Spokane School District #81 Ser 2005 (MBIA Insd) (g)	0	.00(e)	06/01/23	2,389,000

					18,513,929

	Total Tax-Exempt Municipal Bonds (Cost $549,400,012)				487,091,500

NUMBER OF
SHARES (000)

	Short-Term Investment (f) (1.6%)
	Investment Company
4,122	Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio – Institutional Class (Cost $4,121,919)				4,121,919

	Total Investments (Cost $553,521,931)				491,213,419

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN
THOUSANDS			VALUE
	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held (-32.5%)
$(84,839)	Notes with interest rates ranging from 1.50% to 2.82% at October 31, 2008 and contractual maturities of collateral ranging from 07/01/16 to 08/15/42 (See Note 1D) (h) (Cost $(84,839,000))		$(84,839,000)

	Total Net Investments (Cost $468,682,931) (i)(j)	155.5%	406,374,419

	Other Assets in Excess of Liabilities	3.6	9,474,046

	Preferred Shares of Beneficial Interest	(59.1)	(154,500,000)

	Net Assets Applicable to Common Shareholders	100.0%	$261,348,465

Note:The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
PSF	Texas Permanent School Fund Guarantee Program.
(a)	Underlying security related to inverse floaters entered into by the Trust.
(b)	Prerefunded to call date shown.
(c)	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $3,119,252.
(d)	Resale is restricted to qualified institutional investors.
(e)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(f)	See Note 3 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio -- Institutional Class.
(g)	Capital appreciation bond.
(h)	Floating rate note and dealer trusts obligations related to securities held. The interest rates shown reflect the rates in effect at October 31, 2008.
(i)	Securities have been designated as collateral in an amount equal to $232,963,671 in connection with open futures contracts and inverse floating rate municipal obligations.
(j)	The aggregate cost for federal income tax purposes is $468,234,021. The aggregate gross unrealized appreciation is $1,871,149 and the aggregate gross unrealized depreciation is $63,730,751, resulting in net unrealized depreciation of $61,859,602.

Bond Insurance:

AGC	Assured Guaranty Corp.
AMBAC	AMBAC Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Portfolio of Investments - October 31, 2008 continued

Futures Contracts Open at October 31, 2008:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
967	Long	Swap Future 5 Year December 2008	$105,856,281	$312,402
664	Long	U.S. Treasury Note 10 Year December 2008	75,083,878	(1,477,772)
113	Short	U.S. Treasury Note 2 Year December 2008	(24,275,577)	(132,614)
289	Short	U.S. Treasury Bond 20 Year December 2008	(32,693,125)	976,551
622	Short	U.S. Treasury Note 5 Year December 2008	(70,446,358)	11,961
1,322	Short	Swap Future 10 Year December 2008	(148,311,875)	299,973

		Net Unrealized Depreciation		$(9,499)

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Financial Statements

Statement of Assets and Liabilities
October 31, 2008

Assets:
Investments in securities, at value (cost $549,400,012)	$487,091,500
Investments in affiliate, at value (cost $4,121,919)	4,121,919
Cash	268,029
Receivable for:
Interest	8,423,707
Variation margin	586,522
Dividends from affiliate	13,700
Prepaid expenses and other assets	502,629

Total Assets	501,008,006

Liabilities:
Floating rate note and dealer trusts obligations	84,839,000
Payable for:
Investment advisory fee	120,991
Administration fee	36,348
Transfer agent fee	347
Accrued expenses and other payables	162,855

Total Liabilities	85,159,541

Preferred shares of beneficial interest, (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 3,090 shares outstanding)	154,500,000

Net Assets Applicable to Common Shareholders	$261,348,465

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 23,505,265 shares outstanding)	$329,401,143
Net unrealized depreciation	(62,318,011)
Accumulated undistributed net investment income	1,368,429
Accumulated net realized loss	(7,103,096)

Net Assets Applicable to Common Shareholders	$261,348,465

Net Asset Value Per Common Share ($261,348,465 divided by 23,505,265 common shares outstanding)	$11.12

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Financial Statements continued

Statement of Operations
For the year ended October 31, 2008

Net Investment Income:
Income
Interest	$28,704,251
Dividends from affiliate	382,930

Total Income	29,087,181

Expenses
Interest and residual trust expenses	2,170,078
Investment advisory fee	1,430,262
Auction commission fees	490,052
Administration fee	423,781
Shareholder reports and notices	67,557
Professional fees	60,123
Auction agent fees	45,154
Custodian fees	42,466
Listing fees	19,268
Transfer agent fees and expenses	14,318
Trustees’ fees and expenses	13,548
Other	89,247

Total Expenses	4,865,854
Less: expense offset	(170)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(19,485)

Net Expenses	4,846,199

Net Investment Income	24,240,982

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	699,886
Futures contracts	(7,086,154)
Swap contracts	(398,833)

Net Realized Loss	(6,785,101)

Change in Unrealized Appreciation/Depreciation on:
Investments	(74,480,570)
Futures contracts	217,228

Net Change in Unrealized Appreciation/Depreciation	(74,263,342)

Net Loss	(81,048,443)

Dividends to preferred shareholders from net investment income	(7,166,693)

Net Decrease	$(63,974,154)

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$24,240,982	$24,713,533
Net realized loss	(6,785,101)	(526,597)
Net change in unrealized appreciation/depreciation	(74,263,342)	(18,240,540)
Dividends to preferred shareholders from net investment income	(7,166,693)	(8,061,784)

Net Decrease	(63,974,154)	(2,115,388)

Dividends and Distributions to Common Shareholders from:
Net investment income	(16,021,263)	(17,236,605)
Net realized gain	—	(3,902,944)

Total Dividends and Distributions	(16,021,263)	(21,139,549)

Decrease from transactions in common shares of beneficial interest	(3,609,174)	(6,039,226)

Net Decrease	(83,604,591)	(29,294,163)
Net Assets Applicable to Common Shareholders:
Beginning of period	344,953,056	374,247,219

End of Period (Including accumulated undistributed net investment income of $1,368,429 and $317,115, respectively)	$261,348,465	$344,953,056

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Financial Statements continued

Statement of Cash Flows
For the year ended October 31, 2008

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net decrease in net assets from operations (including preferred shares distributions)	$(63,974,154)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Net realized gain on investments	(699,886)
Net change in unrealized depreciation on investments	74,480,570
Amortization of premium	1,051,516
Accretion of discount	(671,197)
Cost of purchases of investments	(37,561,311)
Proceeds from sales of investments	71,345,632
Net sale of short-term investments	7,102,469
Increase in interest receivables and other assets	(137,677)
Decrease in accrued expenses and other payables	(27,853)

Total Adjustments	114,882,263

Net Cash Provided by Operating Activities	50,908,109

Cash Flows Used for Financing Activities:
Repurchased shares (including retired preferred shares)	(57,198,111)
Dividends paid to common shareholders	(16,021,263)
Net repayments of and proceeds from floating rate note obligations	22,579,000

Net Cash Used for Financing Activities	(50,640,374)

Net Increase in Cash	267,735
Cash at the Beginning of the Period	294

Cash at the End of the Period	$268,029

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$2,170,078

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008

1. Organization and Accounting Policies
Morgan Stanley Quality Municipal Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange.

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” in the Trust’s Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At October 31, 2008, the Trust has investments with a value of $117,810,609 that are held by the Dealer Trusts and serve as collateral for the $84,839,000 in the floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note obligations and interest rates in effect at October 31, 2008 are presented in the Portfolio of Investments.

E. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations. The Trust may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as assets/liabilities on the Trust’s books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

F. Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes, on April 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes the interest accrued related to unrecognized tax benefits in the interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

The Trust purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s average weekly net assets, including current preferred shares and floating rate note obligations of $53,500,000 entered into during the year ended October 31, 2008, to retire outstanding preferred shares of the Trust.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s average weekly net assets, including current preferred shares and floating rate note obligations of $53,500,000 entered into during the year ended October 31, 2008, to retire outstanding preferred shares of the Trust.

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.
3. Security Transactions and Transactions with Affiliates
The Trust invests in Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Trust are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio — Institutional Class with respect to assets invested by the Trust in Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio — Institutional Class. For the year ended October 31, 2008, advisory fees paid were reduced by $19,485 relating to the Trust’s investment in Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio — Institutional Class. Income distributions earned by the Trust are recorded as “dividends from affiliate” in the Statement of Operations and totaled $382,930 for the year ended October 31, 2008. During the year ended October 31, 2008, cost of purchases and sales of Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio — Institutional Class aggregated $164,256,618 and $171,359,087, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2008 aggregated $37,561,311 and $71,345,632 respectively.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2008, included in Trustees’ fees and expenses in the Statement of Operations amounted to $4,860. At October 31, 2008, the Trust had an accrued pension liability of $53,728 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

4. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

				RESET	RANGE OF
SERIES	SHARES+	AMOUNT IN THOUSANDS+	RATE+	DATE	DIVIDEND RATES++
1	832	$41,600	3.087%	11/05/2008	2.535% -11.347%
2	297	14,850	2.988	11/06/2008	2.48 - 12.565
3	832	41,600	2.988	11/06/2008	2.48 -12.565
4	832	41,600	2.988	11/06/2008	2.48 -12.565
5	297	14,850	2.999	11/07/2008	2.458 -12.261

+	As of October 31, 2008.
++	For the year ended October 31, 2008.

Subsequent to October 31, 2008 and up through December 5, 2008, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 1.584% to 3.087% in the aggregate amount of $291,802.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

The Trust entered into additional floating rate note and dealer trusts obligations as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. For the year ended October 31, 2008, transactions in preferred shares were as follows:

	SHARES	VALUE
Outstanding at October 31, 2007	4,160	$208,000,000
Shares retired	(1,070)	(53,500,000)

Outstanding at October 31, 2008	3,090	$154,500,000

5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR	EXCESS OF
	SHARES	VALUE	PAR VALUE
Balance, October 31, 2006	24,222,398	$242,224	$338,807,319
Shares repurchased (weighted average discount 6.65%)+++	(435,555)	(4,356)	(6,034,870)

Balance, October 31, 2007	23,786,843	237,868	332,772,449
Shares repurchased (weighted average discount 10.49%)+++	(281,578)	(2,816)	(3,606,358)

Balance, October 31, 2008	23,505,265	$235,052	$329,166,091

The Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+++	The Trustees have voted to retire the shares purchased.
6. Dividends to Common Shareholders (subsequent to October 31, 2008)
On November 11, 2008 and December 9, 2008, the Trust declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.0625	November 21, 2008	November 28, 2008
$0.0625	December 19, 2008	December 26, 2008
7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

8. Purposes of and Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to Dealer Trusts in exchange for cash and residual interests in the Dealer Trusts (see Note 1D). These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust’s portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”).

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007
Tax-exempt income	$23,278,251	$25,245,579
Ordinary income	108	—
Long-term capital gains	—	3,902,938

Total distributions	$23,278,359	$29,148,517

As of October 31, 2008, the tax-basis components of accumulated losses were as follows:

Undistributed tax-exempt income	$1,316,064
Undistributed long-term gains	—

Net accumulated earnings	1,316,064
Capital loss carryforward	(7,449,817)
Temporary differences	(59,323)
Net unrealized depreciation	(61,859,602)

Total accumulated losses	$(68,052,678)

As of October 31, 2008, the Trust had a net capital loss carryforward of $7,449,817, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$546,258	October 31, 2015
6,903,559	October 31, 2016

As of October 31, 2008, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and tax adjustments on inverse floaters.

Permanent differences, due to tax adjustments on debt securities sold by the Trust, resulted in the following reclassifications among the Trust’s components of net assets at October 31, 2008:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL
$(1,712)	$1,712	—

10. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157

Morgan Stanley Quality Municipal Income Trust
Notes to Financial Statements - October 31, 2008 continued

defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust’s financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Trust’s financial statements has not been determined.

Morgan Stanley Quality Municipal Income Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2008	2007	2006	2005	2004
Selected Per Share Data:
Net asset value, beginning of period	$14.50	$15.45	$15.38	$15.42	$15.54

Income (loss) from investment operations:
Net investment income(1)	1.03	1.03	1.01	1.00	0.97
Net realized and unrealized gain (loss)	(3.45)	(0.78)	0.38	(0.17)	0.18
Common share equivalent of dividends paid to preferred shareholders(1)	(0.30)	(0.34)	(0.27)	(0.16)	(0.15)

Total income (loss) from investment operations	(2.72)	(0.09)	1.12	0.67	1.00

Less dividends and distributions from:
Net investment income	(0.68)	(0.72)	(0.83)	(0.81)	(0.88)
Net realized gain	—	(0.16)	(0.26)	—	(0.30)

Total dividends and distributions	(0.68)	(0.88)	(1.09)	(0.81)	(1.18)

Anti-dilutive effect of shares repurchased(1)	0.02	0.02	0.04	0.10	0.06

Net asset value, end of period	$11.12	$14.50	$15.45	$15.38	$15.42

Market value, end of period	$9.21	$12.90	$14.39	$13.71	$13.83

Total Return(2)	(24.42)%	(4.59)%	13.20%	5.14%	3.32%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.51%(3)	1.38%(3)	1.03%	0.88%	0.89%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.83%(3)	0.81%(3)	0.84%	0.88%	0.89%
Net investment income before preferred stock dividends	7.55%(3)	6.90%(3)	6.66%	6.41%	6.48%
Preferred stock dividends	2.23%	2.25%	1.78%	1.01%	1.01%
Net investment income available to common shareholders	5.32%(3)	4.65%(3)	4.88%	5.40%	5.47%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$261,348	$344,953	$374,247	$385,494	$407,553
Asset coverage on preferred shares at end of period	269%	266%	280%	285%	296%
Portfolio turnover rate	8%	16%	14%	14%	16%

(1)	The per share amounts were computed using an average number of common shares outstanding during the period.
(2)	Total return is based upon the current market value on last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	Reflects rebate of certain Trust expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds-Tax-Exempt Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005% for the period ended October 31, 2007 and an effect of 0.005% for the period ended October 31, 2008.

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust:
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Quality Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Quality Municipal Income Trust (the “Trust”), including the portfolio of investments, as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Quality Municipal Income Trust as of October 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 26, 2008

Morgan Stanley Quality Municipal Income Trust
Shareholder Voting Results (unaudited)

On October 1, 2008, an annual meeting of the Trust’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all Shareholders:

	For	Withheld	Abstain
Frank L. Bowman	21,108,519	865,275	0
Michael Bozic	21,111,693	862,101	0
James F. Higgins	21,042,924	930,870	0

Morgan Stanley Quality Municipal Income Trust
Revised Investment Policies (unaudited)

While the Trust’s policy is to emphasize investments in municipal obligations with longer-term maturities because generally longer-term obligations, while more susceptible to market fluctuations resulting from changes in interest rates, produce higher yields than short-term obligations, the Trust no longer expect to maintain a specific average weighted maturity of its portfolio. As a result of changes in the fixed-income and municipal marketplace, the Trust’s average portfolio maturity will vary depending upon market conditions and other factors.

As approved by the Board of Trustees, the Trust may invest up to 20% of its net assets in taxable or tax-exempt fixed income securities rated at least investment grade by Moody’s Investors Service, Inc., Standard & Poor’s or another nationally recognized statistical rating organization or, if not rated, determined by the Investment Adviser to be of comparable quality, including municipal obligations, obligations of the U.S. government, its respective agencies or instrumentalities, and other fixed income obligations, and, during periods in which the investment Adviser believes that changes in economic, financial or political conditions make it advisable to do so, to an unlimited extent in such investment for temporary defensive purposes.

Morgan Stanley Quality Municipal Income Trust
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the “Plan”) offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

• Add to your account
You may increase your shares in the Trust easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to morganstanley.com.

• Safekeeping
Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Trust declares a dividend or capital gains distributions, it will be invested in additional shares of your Trust that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin

Morgan Stanley Quality Municipal Income Trust
Dividend Reinvestment Plan (unaudited) continued

with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan please visit morganstanley.com or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company, N.A.

Morgan Stanley Quality Municipal Income Trust
Dividend Reinvestment Plan (unaudited) continued

2.	If you opt to sell your shares through Morgan Stanley, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com.

Morgan Stanley Quality Municipal Income Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use

Morgan Stanley Quality Municipal Income Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Quality Municipal Income Trust
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Quality Municipal Income Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Quality Municipal Income Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Quality Municipal Income Trust
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Interested Trustee:
Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Quality Municipal Income Trust
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer–Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel–Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Morgan Stanley Quality Municipal Income Trust
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on November 10, 2008.

The Trust’s Principal Executive Officer and Principal Financial Officer Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Trust’s N-CSR and are available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

2008 Federal Tax Notice (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2008. The Trust designated 100% of its income dividends as tax-exempt income dividends.

In January, the Trust provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2008 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Quality Municipal Income Trust
NYSE: IQI

Annual Report

October 31, 2008

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

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2008	Registrant			Covered Entities(1)
Audit Fees		$36,275			N/A

Non-Audit Fees
Audit-Related Fees		$6,000	(2)		$6,418,000	(2)
Tax Fees		$5,501	(3)		$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$11,501			$7,299,000

Total		$47,776			$7,299,000

2007	Registrant			Covered Entities(1)
Audit Fees		$29,000			N/A

Non-Audit Fees
Audit-Related Fees		$5,750	(2)		$5,041,000	(2)
Tax Fees		$5,047	(3)		$761,000	(4)
All Other Fees	$					$(5)
Total Non-Audit Fees		$10,797			$5,802,000

Total		$39,797			$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved

5

by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

6

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB
Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated

7

Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6. Schedule of Investments
(a) See Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

8

FEBRUARY 28, 2008
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services

9

provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

10

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

11

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

12

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no

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portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in capital structure.
1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

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•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the

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outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

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•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on

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shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)

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determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

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3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

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MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents

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require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports covering periods ending on or after December 31, 2005.
Morgan Stanley Quality Municipal Income Trust (IQI)
Fund Management
PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed within the Morgan Stanley Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Neil Stone and Steven K. Kreider, each a Managing Director of the Investment Adviser.
Mr. Stone has been associated with the Investment Adviser in an investment management capacity since March 1995 and began managing the Fund in September 2007. Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Fund in September 2007.
The composition of the team may change from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following information is as of October 31, 2008:
Neil Stone managed 20 registered investment companies with a total of approximately $7.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 42 other accounts with a total of approximately $9.0 billion in assets.
Steven K. Kreider managed 40 registered investment companies with a total of approximately $25.9 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $202.3 million; and 41 other accounts with a total of approximately $6.4 billion in assets.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in

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which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
     Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

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•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
     As of October 31, 2008, the portfolio managers did not own any shares of the Fund.

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Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased Under the
	Units)	Price Paid per	Plans or	Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
November 1, 2007 November 30, 2007	53,600	12.4974	N/A	N/A
December 1, 2007- December 31, 2007	95,264	12.4681	N/A	N/A
January 1, 2008 January 31, 2008	88,014	13.2313	N/A	N/A
February 1, 2008 February 28, 2008	44,700	13.1367	N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total	281,578	12.8334	N/A	N/A

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Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Quality Municipal Income Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008
/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2008

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